UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 17, 2006

HSI Asset Securitization Corporation Trust 2006-OPT4
(Issuing Entity)

HSI Asset Securitization Corporation
(Exact Name of Depositor as Specified in its Charter)

HSBC Bank USA, National Association
(Exact Name of Sponsor as Specified in its Charter)

HSI Asset Securitization Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware	333-131607	20-2592898
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

452 Fifth Avenue New York, New York (Address of Principal Executive Offices)	10018 (Zip Code)

Registrant’s telephone number, including area code:  (212) 525-8119

                                                  No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 6

Item 6.01.  ABS Informational and Computational Materials.

Filed herewith as Exhibit 99.1 are certain materials (the “ABS Informational and Computational Materials”) furnished to the Registrant by HSBC Securities (USA) Inc. (the “Underwriter”) in respect of HSI Asset Securitization Corporation Trust 2006-OPT4 Mortgage Pass-Through Certificates, Series 2006-OPT4, Class A-IO, Class I-A, Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class II-A-5, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 (the “Publicly-Offered Certificates”).  The Publicly-Offered Certificates are being offered pursuant to a Prospectus Supplement dated April 26, 2006, and the related Prospectus dated April 3, 2006 (together, the “Prospectus”), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”).  The Publicly-Offered Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-131607) (the “Registration Statement”).  The ABS Informational and Computational Materials are incorporated by reference in the Registration Statement.

The ABS Informational and Computational Materials were prepared solely by the Underwriter and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the ABS Informational and Computational Materials are based to the Underwriter) in the preparation of the ABS Informational and Computational Materials.

Any statements or information contained in the ABS Informational and Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSI ASSET SECURITIZATION CORPORATION

By:

    /s/ Andrea Lenox

Name: Andrea Lenox

Title: Vice President

Dated: April 17, 2006

EXHIBIT INDEX

Exhibit No.

Description

99.1

ABS Informational and Computational Materials

Exhibit 99.1     ABS Informational and Computational Materials